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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)           April 23, 2003
                                                 -------------------------------

                                 EXACTECH, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

              0-28240                                    59-2603930
      (Commission File Number)               (IRS Employer Identification No.)
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                              2320 NW 66/th/ Court
                           Gainesville, Florida 32653
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          (Address of Principal Executive Offices, Including Zip Code)


Registrant's telephone number, including area code        (352) 377-1140
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibit 99.1--Exactech, Inc. Press Release dated April 23, 2003

Item 9. Regulation FD Disclosure.


On April 23, 2003, Exactech, Inc. (the "Company") issued a press release reporting its financial results for the quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

In addition to being furnished pursuant to "Item 9. Regulation FD Disclosure" ("Item 9") of Form 8-K, the information contained in this Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition," under Item 9 of Form 8-K, as directed by the United States Securities and Exchange Commission in Release No. 34-47583.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed "furnished" and not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    EXACTECH, INC.

Dated:  April 23, 2003                              By: /s/ Joel C. Phillips
                                                        ------------------------
                                                    Joel C. Phillips
                                                    Chief Financial Officer

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                                  Exhibit Index


      Exhibit
      Number                  Description

       99.1       Press release dated April 23, 2003 issued by Exactech, Inc.